UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K
                                 Current Report

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 29, 2004


                        Ultimate Franchise Systems, Inc.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Nevada                       000-23545               84-1317674
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      (State or other                  (Commission           (I.R.S. Employer
jurisdiction of incorporation)         File Number)         Identification No.)


                      300 International Parkway, Suite 100
                               Heathrow, FL 32746
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               (Address of principal executive offices) (zip code)


                                 (407) 333-8998
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              (Registrant's telephone number, including area code)


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective February 29, 2004 our Chief Financial Officer, Treasurer, and Chief Operating Officer, who was also a Director to the Company resigned from all offices and positions held with the Company. This resignation was voluntary and there were no disagreements with management.

Our current Chief Executive Officer has assumed the positions of Chief Financial Officer and Treasurer.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 29, 2005                        Ultimate Franchise Systems, Inc.,
                                             a Nevada corporation

                                             /s/  Christopher M. Swartz
                                             -----------------------------------
                                             By:  Christopher M. Swartz
                                             Its: President